UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________________________________________

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

PERCEPTRON, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on November 18, 2019.PERCEPTRON, INC. PERCEPTRON, INC. 47827 HALYARD DRIVE PLYMOUTH, MI 48170-2461 ATTN: ASSISTANT SECRETARY Meeting Information Meeting Type: Annual Meeting For holders as of: September 20, 2019 Date: November 18, 2019 Time: 8:30 AM Eastern Time Location: Perceptron, Inc. Corporate Headquarters 47827 Halyard Drive Plymouth, MI 48170-2461 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E84881-P28730

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 2019 ANNUAL REPORT NOTICE AND PROXY STATEMENT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before November 4, 2019 to facilitate timely delivery. How To Vote E84882-P28730 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items This is a notice to you that Perceptron, Inc.'s Annual Meeting of Shareholders will be held at 8:30 AM, Eastern Time, on November 18, 2019 at Perceptron, Inc. Corporate Headquarters, 47827 Halyard Drive, Plymouth, MI 48170-2461 to consider and act upon the following matters: The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) John F. Bryant 02) Jay W. Freeland 03) Sujatha Kumar 04) C. Richard Neely, Jr. 05) James A. Ratigan 06) William C. Taylor 07) David L. Watza The Board of Directors recommends you vote FOR proposals 2 and 4 and every 1 Year for proposal 3. 2. A non-binding resolution to approve the compensation of our named executive officers. 3. A non-binding vote on the frequency of shareholder advisory votes on the compensation of our named executive officers. 4. The ratification of the selection of BDO USA, LLP as the Company's independent registered public accounting firm for fiscal 2020. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E84883-P28730

E84884-P28730